UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                            Date of Report: 08/09/05
                        (Date of earliest event reported)

                     PENSECO FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-23777
                            (Commission File Number)

          PA                                                     23-2939222
(State or other jurisdiction                                (IRS Employer
of incorporation)                                            Identification No.)


         150 North Washington Avenue, Scranton, Pennsylvania 18503-1848
                (Address of principal executive offices)      (Zip Code)

                                (570) 346 - 7741
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 9, 2005 the Board of Directors of Penseco Financial Services Corporation approved the following amendments to the Company's bylaws that will be effective immediately. The amendments are as follows:

The establishment of a Nominating and Corporate Governance Committee as a standing committee of the Board and the elimination of Section 6 of Article III, which is a duplication of Section 5. This resulted in the re-numbering of the sections that follow. Original Articles III & IV are listed as well as the Amended Articles III & IV.

                           ORIGINAL ARTICLES III & IV

                                   ARTICLE III
                               BOARD OF DIRECTORS

     SECTION 1. The business of the Corporation shall be managed by a Board of Directors not less than five or more than fifteen in number. There shall be four classes of directors, each class shall be as nearly equal in number as possible. At the initial meeting of shareholders, the exact number of Directors for each class shall be fixed by resolution of the shareholders. Directors of the first class will be elected to serve until the first annual meeting. Directors of the second class shall be elected to serve until the second annual meeting. Directors of the third class shall be elected to serve until the third annual meeting. Directors of the fourth class shall be elected to serve until the fourth annual meeting. At the first annual meeting of the shareholders and at each annual meeting held thereafter, the number of Directors of the class whose terms are to expire shall be elected to serve for a period of four years. The Board of Directors may increase the number of Directors by not more than two in any one year.

     Changes in this provision (providing for classes and staggered terms for Directors) shall require the affirmative vote of 3/4ths of the outstanding shares of the Corporation.

     SECTION 2. Every Director must be a shareholder of the Corporation and shall own on date of election in his own right at least one share. Any Director shall cease to act when no longer holding such a share, which fact shall be reported to the Board by the Secretary, whereupon the Board shall declare the seat of such Director vacated.

     SECTION 3. Vacancies on the Board of Directors caused by the death, resignation, disqualification or otherwise, of any Director who was previously duly elected and qualified, or vacancies resulting from an increase in the number of Directors, may be filled by the remaining members of the Board, though less than a quorum, and each person so elected shall be a Director until the expiration of the term of the Director who preceded such person, if applicable, or, if such person was elected to fill a vacancy resulting from an increase in the number of Directors, until his successor is elected by the shareholders and has qualified. Failure of the shareholders to make such election by the next annual meeting shall result in a reduction in the number of directors of that class.

     SECTION 4. The meetings of the Board of Directors shall be held at such place within the Commonwealth of Pennsylvania as a majority of the Directors may from time to time designate, or as may be designated in the notice calling the meeting.

     SECTION 5. A majority of all the Directors in office shall be necessary to constitute a quorum for the transaction of business, and the acts of a majority of the Directors who are present at a meeting at which a quorum is present, shall be the acts of the Board of Directors.

     SECTION 6. A majority of all the Directors in office shall be necessary to constitute a quorum for the transaction of business, and the acts of a majority of the Directors who are present at a meeting at which a quorum is present, shall be the acts of the Board of Directors.

     SECTION 7. The Board of Directors shall meet for organization and regular business on the 1st Tuesday of May in each year immediately following the annual meeting of shareholders. Subsequent regular meetings of the Board of Directors shall be held on such day and at such hour and at such frequency as the Board shall from time to time designate.

     SECTION 8. Special meetings of the Board of Directors may be called by the President at any time and shall be called whenever three or more members of the Board so request in writing.

     SECTION 9. Notice of every special meeting, specifying the business to be transacted thereat, shall be given by the Secretary to each member of the Board at least one day before the date of such meeting. In case of any emergency, requiring, in the opinion of the President, prompt attention, he may call forthwith a meeting of the Board to act thereon.

     SECTION 10. The order of business of Directors' Meeting shall be such as the Board shall from time to time fix.

     SECTION 11. The Board of Directors shall keep complete records of their proceedings in a Minute Book kept for that purpose alone. When a Director shall request it, the vote of each Director upon a particular question shall be recorded in the Minutes. The reports of Officers and committees shall be filed with the Secretary of the Board.

     SECTION 12. The Board of Directors may fix, from time to time, a reasonable fee to be paid to each Director annually for his service to the corporation and in addition reasonable fees for attending meetings of the Board or any of its committees. A Director may be a salaried officer of the corporation.

                                   ARTICLE IV
                               STANDING COMMITTEES

     SECTION 1. For the proper conduct of the business of the Corporation, there shall be two Standing Committees of the Board consisting of the Executive Committee and the Audit Committee and such other committees as the Board of Directors shall create.

     SECTION 2. Executive Committee. The Executive Committee shall consist of the President and not less than three nor more than four other Directors. The Committee shall meet at such times as it may determine. Special meetings of the Committee may be called at any time by the Chairman of the Committee, or by the President, or in their absence any Vice-President. Two members of the Committee shall constitute a quorum. The Committee may be called into session at any time between the meetings of the Board of Directors, and shall have authority to pass upon any business of the Corporation requiring immediate action.

     SECTION 3. Audit Committee. The Audit Committee shall consist of not less than three nor more than five Directors. Three members of the Committee shall constitute a quorum. The Audit Committee shall, at least once in each year, make or cause to be made by Certified Public Accountants employed for the purpose, a complete examination of the books, papers, and affairs of the Corporation and the loans and discounts thereof and into such other matters as may be required by law. Upon receipt of reports from such Accountants, the Committee, after due consideration thereof, shall, as soon as practicable, make its report and recommendations thereon to the Board of Directors. The audit committee shall meet with the internal auditor at such times and places as it shall determine to review the Auditor's reports and shall report to the Board of Directors and make such recommendations in regard to such reports as it deems necessary. The committee shall also meet with the

Accounting firm hired to conduct the audit on a yearly or more frequent basis and report to the Board its results and any recommendations pursuant thereto.

     SECTION 4. Other Committees. Other Committees of the Board may be created by the Board of Directors by majority vote consisting of such number of Directors and having such duties and powers as the Board shall direct.

     SECTION 5. The President shall appoint, subject to the approval of the Board, the members and Chairman of each Committee to serve for such periods of time as may be set by the Board.

                     Amended Sections of Articles III and IV

                                   ARTICLE III
                               BOARD OF DIRECTORS

     SECTION 1. The business of the Corporation shall be managed by a Board of Directors not less than five or more than fifteen in number. There shall be four classes of directors, each class shall be as nearly equal in number as possible. At the initial meeting of shareholders, the exact number of Directors for each class shall be fixed by resolution of the shareholders. Directors of the first class will be elected to serve until the first annual meeting. Directors of the second class shall be elected to serve until the second annual meeting. Directors of the third class shall be elected to serve until the third annual meeting. Directors of the fourth class shall be elected to serve until the fourth annual meeting. At the first annual meeting of the shareholders and at each annual meeting held thereafter, the number of Directors of the class whose terms are to expire shall be elected to serve for a period of four years. The Board of Directors may increase the number of Directors by not more than two in any one year.

     Changes in this provision (providing for classes and staggered terms for Directors) shall require the affirmative vote of 3/4ths of the outstanding shares of the Corporation.

     SECTION 2. Every Director must be a shareholder of the Corporation and shall own on date of election in his own right at least one share. Any Director shall cease to act when no longer holding such a share, which fact shall be reported to the Board by the Secretary, whereupon the Board shall declare the seat of such Director vacated.

     SECTION 3. Vacancies on the Board of Directors caused by the death, resignation, disqualification or otherwise, of any Director who was previously duly elected and qualified, or vacancies resulting from an increase in the number of Directors, may be filled by the remaining members of the Board, though less than a quorum, and each person so elected shall be a Director until the expiration of the term of the Director who preceded such person, if applicable, or, if such person was elected to fill a vacancy resulting from an increase in the number of Directors, until his successor is elected by the shareholders and has qualified. Failure of the shareholders to make such election by the next annual meeting shall result in a reduction in the number of directors of that class.

     SECTION 4. The meetings of the Board of Directors shall be held at such place within the Commonwealth of Pennsylvania as a majority of the Directors may from time to time designate, or as may be designated in the notice calling the meeting.

     SECTION 5. A majority of all the Directors in office shall be necessary to constitute a quorum for the transaction of business, and the acts of a majority of the Directors who are present at a meeting at which a quorum is present, shall be the acts of the Board of Directors.

     SECTION 6. The Board of Directors shall meet for organization and regular business on the 1st Tuesday of May in each year immediately following the annual meeting of shareholders. Subsequent regular meetings of the Board of Directors shall be held on such day and at such hour and at such frequency as the Board shall from time to time designate.

     SECTION 7. Special meetings of the Board of Directors may be called by the President at any time and shall be called whenever three or more members of the Board so request in writing.

     SECTION 8. Notice of every special meeting, specifying the business to be transacted thereat, shall be given by the Secretary to each member of the Board at least one day before the date of such meeting. In case of any emergency, requiring, in the opinion of the President, prompt attention, he may call forthwith a meeting of the Board to act thereon.

     SECTION 9. The order of business of Directors' Meeting shall be such as the Board shall from time to time fix.

     SECTION 10. The Board of Directors shall keep complete records of their proceedings in a Minute Book kept for that purpose alone. When a Director shall request it, the vote of each Director upon a particular question shall be recorded in the Minutes. The reports of Officers and committees shall be filed with the Secretary of the Board.

     SECTION 11. The Board of Directors may fix, from time to time, a reasonable fee to be paid to each Director annually for his service to the corporation and in addition reasonable fees for attending meetings of the Board or any of its committees. A Director may be a salaried officer of the corporation.

                                   ARTICLE IV
                               STANDING COMMITTEES

     SECTION 1. For the proper conduct of the business of the Corporation, there shall be three Standing Committees of the Board consisting of the Executive Committee, the Nominating and Corporate Governance Committee and the Audit Committee and such other committees as the Board of Directors shall create.

     SECTION 2. Executive Committee. The Executive Committee shall consist of the President and not less than three nor more than four other Directors. The Committee shall meet at such times as it may determine. Special meetings of the Committee may be called at any time by the Chairman of the Committee, or by the President, or in their absence any Vice-President. Two members of the Committee shall constitute a quorum. The Committee may be called into session at any time between the meetings of the Board of Directors, and shall have authority to pass upon any business of the Corporation requiring immediate action.

     SECTION 3. Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee shall consist of not less than three nor more than five Directors. Three members of the Committee shall constitute a quorum. The Committee shall be responsible for reviewing, from time to time, the Corporation's Articles of Incorporation and Bylaws and general governance practices, recommending to the Board of Directors changes thereto. The Committee shall also review and rate potential candidates for filling vacancies on the Board of Directors, soliciting from all members of the Board of Directors names of potential candidates and input from all Board members regarding such potential candidates.

     SECTION 4. Audit Committee. The Audit Committee shall consist of not less than three nor more than five Directors. Three members of the Committee shall constitute a quorum. The Audit Committee shall, at least once in each year, make or cause to be made by Certified Public Accountants employed for the purpose, a complete examination of the books, papers, and affairs of the Corporation and the loans and discounts thereof and into such other matters as may be required by law. Upon receipt of reports from such Accountants, the Committee, after due consideration thereof, shall, as soon as practicable, make its report and recommendations thereon to the Board of Directors. The audit committee shall meet with the internal auditor at such times and places as it shall determine to review the Auditor's reports and shall report to the Board of Directors and make such recommendations in regard to such reports as it deems necessary. The committee shall also meet with the

Accounting firm hired to conduct the audit on a yearly or more frequent basis and report to the Board its results and any recommendations pursuant thereto.

     SECTION 5. Other Committees. Other Committees of the Board may be created by the Board of Directors by majority vote consisting of such number of Directors and having such duties and powers as the Board shall direct.

     SECTION 6. The President shall appoint, subject to the approval of the Board, the members and Chairman of each Committee to serve for such periods of time as may be set by the Board.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  By:  /s/ OTTO P. ROBINSON JR.
                                                       ________________________

                                                       Otto P. Robinson, Jr.
                                                       President
Date:  August 9, 2005